Prospectus Supplement

September 21, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated September 21, 2015 to the Morgan Stanley Institutional Fund Trust Prospectuses dated April 30, 2015

Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Global Strategist Portfolio
High Yield Portfolio
Limited Duration Portfolio
Mid Cap Growth Portfolio
Strategic Income Portfolio

Supplement dated September 21, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus dated May 5, 2015

Global Multi-Asset Income Portfolio
(each, a "Portfolio")

The following is hereby added as a separate section after the section of each Portfolio's Prospectus entitled "Shareholder Information—How to Purchase Portfolio Shares":

Class C Conversion Feature
Class C shares held in certain fee-based advisory program ("Advisory Program") accounts may be converted to Class I shares if such Advisory Program had previously offered only Class C shares and now offers only Class I shares. In addition, a shareholder holding Class C shares through a brokerage account may also convert its Class C shares to Class I shares if such shareholder transfers its Class C shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class C shares, then the conversion may not occur until after the shareholder has held the shares for a one-year period.

Please retain this supplement for future reference.

  IFTFISPT-0915